EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2022 Financial Results

SAN RAFAEL, Calif., Oct. 20, 2022 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2022 of $34.8 million and diluted earnings per common share ("EPS") of $1.29, including a life insurance gain equivalent to EPS of $0.03. Third quarter 2022 net income was 37 percent higher than second quarter 2022 net income of $25.3 million and EPS of $0.94.

"Westamerica’s third quarter 2022 results benefited from the Company’s variable-rate bonds, cash and loans, as well as our valuable deposit base. With 47 percent of average deposits represented by non-interest bearing checking accounts and limited reliance on time deposits, the cost of funding our loan and bond portfolios was 0.03 percent in the third quarter 2022, unchanged from the prior quarter. Operating expenses were well controlled and credit quality remained solid,” said Chairman, President and CEO David Payne. “Third quarter 2022 results generated an annualized 17.1 percent return on average common equity. Shareholders were paid a $0.42 per common share dividend during the third quarter 2022,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $60.8 million for the third quarter 2022, compared to $48.0 million for the second quarter 2022. The yield earned on loans and bonds for the third quarter 2022 was 3.47 percent, up from 2.77 percent for the second quarter 2022. The cost of funding the loan and bond portfolios was 0.03 percent for both the third quarter and second quarter of 2022. Variable rate assets at September 30, 2022 included $1.6 billion in collateralized loan obligations for which interest rates reset quarterly, and $304.1 million in interest-bearing cash balances for which the interest rate changes concurrently with Federal Open Market Committee adjustments to the federal funds rate.

Noninterest income for the third quarter 2022 totaled $11.8 million, including a $923 thousand life insurance gain. Noninterest income for the second quarter 2022 was $11.3 million.

Noninterest expenses for the third quarter 2022 were $24.8 million compared to $24.6 million for the second quarter 2022.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation 1108 Fifth Avenue, San Rafael, CA 94901 Robert A. Thorson – SVP & Treasurer 707-863-6840 investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2021 filed on Form 10-K and quarterly report for the quarter ended June 30, 2022 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2022

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Net Interest and Fee Income (FTE)	$60,780	$43,952	38.3%	$48,033
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	11,818	11,282	4.8%	11,264
Noninterest Expense	24,767	24,697	0.3%	24,629
Income Before Taxes (FTE)	47,831	30,537	56.6%	34,668
Income Tax Provision (FTE)	13,071	8,474	54.2%	9,354
Net Income	$34,760	$22,063	57.5%	$25,314

Average Common Shares Outstanding	26,906	26,866	0.1%	26,889
Diluted Average Common Shares	26,916	26,875	0.2%	26,901

Operating Ratios:
Basic Earnings Per Common Share	$1.29	$0.82	57.3%	$0.94
Diluted Earnings Per Common Share	1.29	0.82	57.3%	0.94
Return On Assets (a)	1.85%	1.22%		1.37%
Return On Common Equity (a)	17.1%	11.6%		12.9%
Net Interest Margin (FTE) (a)	3.44%	2.60%		2.74%
Efficiency Ratio (FTE)	34.1%	44.7%		41.5%

Dividends Paid Per Common Share	$0.42	$0.41	2.4%	$0.42
Common Dividend Payout Ratio	33%	50%		45%

			%
	9/30'22YTD	9/30'21YTD	Change

Net Interest and Fee Income (FTE)	$152,620	$131,034	16.5%
Provision for Credit Losses	-	-	n/m
Noninterest Income (1)	34,658	32,503	6.6%
Noninterest Expense	74,271	73,894	0.5%
Income Before Taxes (FTE)	113,007	89,643	26.1%
Income Tax Provision (FTE)	30,317	24,854	22.0%
Net Income	$82,690	$64,789	27.6%

Average Common Shares Outstanding	26,889	26,851	0.1%
Diluted Average Common Shares	26,901	26,868	0.1%

Operating Ratios:
Basic Earnings Per Common Share	$3.08	$2.41	27.8%
Diluted Earnings Per Common Share	3.07	2.41	27.4%
Return On Assets (a)	1.49%	1.25%
Return On Common Equity (a)	14.0%	11.6%
Net Interest Margin (FTE) (a)	2.90%	2.67%
Efficiency Ratio (FTE)	39.7%	45.2%

Dividends Paid Per Common Share	$1.26	$1.23	2.4%
Common Dividend Payout Ratio	41%	51%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Interest and Fee Income (FTE)	$61,267	$44,444	37.9%	$48,516
Interest Expense	487	492	-1.0%	483
Net Interest and Fee Income (FTE)	$60,780	$43,952	38.3%	$48,033

Average Earning Assets	$7,041,313	$6,754,281	4.2%	$7,000,862
Average Interest-Bearing Liabilities	3,520,083	3,370,840	4.4%	3,549,140

Yield on Earning Assets (FTE) (a)	3.47%	2.63%		2.77%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	3.44%	2.60%		2.74%
Interest Expense/Interest-Bearing Liabilities (a)	0.05%	0.06%		0.05%
Net Interest Spread (FTE) (a)	3.42%	2.57%		2.72%

			%
	9/30'22YTD	9/30'21YTD	Change

Interest and Fee Income (FTE)	$154,070	$132,485	16.3%
Interest Expense	1,450	1,451	-0.1%
Net Interest and Fee Income (FTE)	$152,620	$131,034	16.5%

Average Earning Assets	$7,013,627	$6,535,949	7.3%
Average Interest-Bearing Liabilities	3,538,361	3,267,311	8.3%

Yield on Earning Assets (FTE) (a)	2.93%	2.70%
Cost of Funds (a)	0.03%	0.03%
Net Interest Margin (FTE) (a)	2.90%	2.67%
Interest Expense/Interest-Bearing Liabilities (a)	0.05%	0.06%
Net Interest Spread (FTE) (a)	2.88%	2.64%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Total Assets	$7,472,304	$7,158,462	4.4%	$7,420,069
Total Earning Assets	7,041,313	6,754,281	4.2%	7,000,862
Total Loans	989,033	1,176,114	-15.9%	1,009,633
Total Commercial Loans	190,325	333,327	-42.9%	202,585
Paycheck Protection Program (PPP) Loans	10,453	144,641	-92.8%	20,997
Commercial Loans	179,872	188,686	-4.7%	181,588
Commercial RE Loans	494,717	543,429	-9.0%	508,003
Consumer Loans	303,991	299,358	1.5%	299,045
Total Investment Securities	5,552,588	4,615,540	20.3%	5,008,929
Debt Securities Available For Sale	4,845,055	4,235,141	14.4%	4,721,083
Debt Securities Held To Maturity	707,533	380,399	86.0%	287,846
Total Interest-Bearing Cash	499,692	962,627	-48.1%	982,300

Loans/Deposits	15.2%	18.9%		15.7%

			%
	9/30'22YTD	9/30'21YTD	Change

Total Assets	$7,433,140	$6,939,636	7.1%
Total Earning Assets	7,013,627	6,535,949	7.3%
Total Loans	1,009,314	1,227,971	-17.8%
Total Commercial Loans	200,206	380,638	-47.4%
PPP Loans	22,347	180,214	-87.6%
Commercial Loans	177,859	200,424	-11.3%
Commercial RE Loans	508,812	549,639	-7.4%
Consumer Loans	300,296	297,694	0.9%
Total Investment Securities	5,172,003	4,484,084	15.3%
Debt Securities Available For Sale	4,741,400	4,046,289	17.2%
Debt Securities Held To Maturity	430,603	437,795	-1.6%
Total Interest-Bearing Cash	832,310	823,894	1.0%

Loans/Deposits	15.7%	20.4%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Total Deposits	$6,495,051	$6,223,500	4.4%	$6,424,202
Noninterest Demand	3,058,662	2,960,207	3.3%	2,998,360
Interest-Bearing Transaction	1,308,310	1,246,667	4.9%	1,298,665
Savings	1,989,275	1,864,401	6.7%	1,985,325
Time greater than $100K	62,014	68,811	-9.9%	63,790
Time less than $100K	76,790	83,414	-7.9%	78,062
Total Short-Term Borrowings	83,694	107,547	-22.2%	123,298
Shareholders' Equity	807,428	755,682	6.8%	788,078

Demand Deposits/
Total Deposits	47.1%	47.6%		46.7%
Transaction & Savings
Deposits / Total Deposits	97.9%	97.6%		97.8%

			%
	9/30'22YTD	9/30'21YTD	Change

Total Deposits	$6,437,943	$6,017,175	7.0%
Noninterest Demand	3,020,892	2,854,936	5.8%
Interest-Bearing Transaction	1,290,850	1,195,762	8.0%
Savings	1,984,931	1,811,711	9.6%
Time greater than $100K	63,318	70,258	-9.9%
Time less than $100K	77,952	84,508	-7.8%
Total Short-Term Borrowings	121,310	105,001	15.5%
Other Borrowed Funds	-	71	n/m
Shareholders' Equity	790,691	745,382	6.1%

Demand Deposits/
Total Deposits	46.9%	47.4%
Transaction & Savings
Deposits / Total Deposits	97.8%	97.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$7,041,313	$61,267	3.47%
Total Loans (FTE)	989,033	12,298	4.93%
Total Commercial Loans (FTE)	190,325	2,843	5.93%
PPP Loans	10,453	533	20.24%
Commercial Loans (FTE)	179,872	2,310	5.10%
Commercial RE Loans	494,717	5,821	4.67%
Consumer Loans	303,991	3,634	4.74%
Total Investments (FTE)	5,552,588	46,227	3.33%
Total Debt Securities Available For Sale (FTE)	4,845,055	39,388	3.22%
Corporate Securities	2,518,870	17,404	2.76%
Collateralized Loan Obligations	1,600,611	16,355	4.00%
Agency Mortgage Backed Securities	336,392	2,001	2.38%
Securities of U.S. Government sponsored entities	288,538	2,604	3.61%
Obligations of States and Political Subdivisions (FTE)	86,357	660	3.06%
Other Debt Securities Available For Sale (FTE)	14,287	364	10.18%
Total Debt Securities Held To Maturity (FTE)	707,533	6,839	3.87%
Agency Mortgage Backed Securities	117,606	586	1.99%
Corporate Securities	477,881	5,230	4.38%
Obligations of States and Political Subdivisions (FTE)	112,046	1,023	3.65%
Total Interest-Bearing Cash	499,692	2,742	2.15%

Interest Expense Paid
Total Earning Assets	7,041,313	487	0.03%
Total Interest-Bearing Liabilities	3,520,083	487	0.05%
Total Interest-Bearing Deposits	3,436,389	470	0.05%
Interest-Bearing Transaction	1,308,310	94	0.03%
Savings	1,989,275	290	0.06%
Time less than $100K	76,790	47	0.24%
Time greater than $100K	62,014	39	0.25%
Total Short-Term Borrowings	83,694	17	0.08%

Net Interest Income and Margin (FTE)		$60,780	3.44%

	Q3'2021
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,754,281	$44,444	2.63%
Total Loans (FTE)	1,176,114	14,893	5.02%
Total Commercial Loans (FTE)	333,327	3,866	4.60%
PPP Loans	144,641	1,865	5.12%
Commercial Loans (FTE)	188,686	2,001	4.21%
Commercial RE Loans	543,429	7,457	5.44%
Consumer Loans	299,358	3,570	4.73%
Total Investments (FTE)	4,615,540	29,182	2.53%
Total Debt Securities Available For Sale (FTE)	4,235,141	26,736	2.51%
Corporate Securities	2,506,856	17,974	2.87%
Collateralized Loan Obligations	1,148,445	5,631	1.92%
Agency Mortgage Backed Securities	470,250	2,022	1.72%
Obligations of States and Political Subdivisions (FTE)	95,229	747	3.14%
Other Debt Securities Available For Sale (FTE)	14,361	362	10.09%
Total Debt Securities Held To Maturity (FTE)	380,399	2,446	2.57%
Agency Mortgage Backed Securities	178,381	753	1.69%
Obligations of States and Political Subdivisions (FTE)	202,018	1,693	3.35%
Total Interest-Bearing Cash	962,627	369	0.15%

Interest Expense Paid
Total Earning Assets	6,754,281	492	0.03%
Total Interest-Bearing Liabilities	3,370,840	492	0.06%
Total Interest-Bearing Deposits	3,263,293	473	0.06%
Interest-Bearing Transaction	1,246,667	101	0.03%
Savings	1,864,401	272	0.06%
Time less than $100K	83,414	42	0.20%
Time greater than $100K	68,811	58	0.33%
Total Short-Term Borrowings	107,547	19	0.07%

Net Interest Income and Margin (FTE)		$43,952	2.60%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Service Charges on Deposits	$3,737	$3,578	4.4%	$3,687
Merchant Processing Services	2,925	3,159	-7.4%	3,374
Debit Card Fees	1,594	1,740	-8.4%	1,709
Trust Fees	810	839	-3.5%	809
ATM Processing Fees	594	573	3.7%	469
Other Service Fees	463	475	-2.6%	480
Financial Services Commissions	79	95	-16.8%	118
Life Insurance Gains	923	-	n/m	-
Other Noninterest Income	693	823	-15.8%	618
Total Noninterest Income	$11,818	$11,282	4.8%	$11,264

Total Revenue (FTE)	$72,598	$55,234	31.4%	$59,297
Noninterest Income/Revenue (FTE)	16.3%	20.4%		19.0%
Service Charges/Avg. Deposits (a)	0.23%	0.23%		0.23%
Total Revenue (FTE) Per Avg. Common Share (a)	$10.70	$8.16	31.2%	$8.85

			%
	9/30'22YTD	9/30'21YTD	Change

Service Charges on Deposits	$11,006	$10,117	8.8%
Merchant Processing Services	8,922	8,998	-0.8%
Debit Card Fees (1)	6,175	5,132	20.3%
Trust Fees	2,462	2,467	-0.2%
ATM Processing Fees	1,514	1,792	-15.5%
Other Service Fees	1,392	1,435	-3.0%
Financial Services Commissions	314	260	20.8%
Life Insurance Gains	923	-	n/m
Securities Gains	-	34	n/m
Other Noninterest Income	1,950	2,268	-14.0%
Total Noninterest Income	$34,658	$32,503	6.6%

Total Revenue (FTE)	$187,278	$163,537	14.5%
Noninterest Income/Revenue (FTE)	18.5%	19.9%
Service Charges/Avg. Deposits (a)	0.23%	0.22%
Total Revenue (FTE) Per Avg./Common Share (a)	$9.31	$8.14	14.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Salaries & Benefits	$11,311	$11,813	-4.2%	$11,412
Occupancy and Equipment	5,064	4,759	6.4%	4,856
Outsourced Data Processing	2,434	2,429	0.2%	2,423
Limited Partnership Operating Losses	1,431	620	130.8%	1,431
Professional Fees	582	724	-19.6%	736
Courier Service	671	534	25.7%	661
Other Noninterest Expense	3,274	3,818	-14.2%	3,110
Total Noninterest Expense	$24,767	$24,697	0.3%	$24,629

Noninterest Expense/Avg. Earning Assets (a)	1.40%	1.45%		1.41%
Noninterest Expense/Revenues (FTE)	34.1%	44.7%		41.5%

			%
	9/30'22YTD	9/30'21YTD	Change

Salaries & Benefits	$34,643	$36,575	-5.3%
Occupancy and Equipment	14,666	14,447	1.5%
Outsourced Data Processing	7,294	7,244	0.7%
Limited Partnership Operating Losses	4,293	1,820	135.9%
Professional Fees	2,054	2,496	-17.7%
Courier Service	1,914	1,605	19.3%
Other Noninterest Expense	9,407	9,707	-3.1%
Total Noninterest Expense	$74,271	$73,894	0.5%

Noninterest Expense/Avg. Earning Assets (a)	1.42%	1.51%
Noninterest Expense/Revenues (FTE)	39.7%	45.2%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022

Average Total Loans	$989,033	$1,176,114	-15.9%	$1,009,633

Beginning of Period Allowance for Credit Losses on Loans (ACLL)	$22,313	$23,737	-6.0%	$22,925
Provision for Credit Losses	-	2	n/m	-
Net ACLL (Losses) Recoveries	(1,095)	143	n/m	(612)
End of Period ACLL	$21,218	$23,882	-11.2%	$22,313
Gross ACLL Recoveries / Gross ACLL Losses	43%	115%		57%
Net ACLL Losses (Recoveries) / Avg. Total Loans (a)	0.44%	(0.05%)		0.24%

			%
	9/30'22YTD	9/30'21YTD	Change

Average Total Loans	$1,009,314	$1,227,971	-17.8%

Beginning of Period ACLL	$23,514	$23,854	-1.4%
Provision for Credit Losses	-	2	n/m
Net ACLL (Losses) Recoveries	(2,296)	26	n/m
End of Period ACLL	$21,218	$23,882	-11.2%
Gross ACLL Recoveries / Gross ACLL Losses	49%	101%
Net ACLL Losses (Recoveries) / Avg. Total Loans (a)	0.30%	0.00%

	(dollars in thousands)
			%
	9/30/22	9/30/21	Change	6/30/22
Allowance for Credit Losses on Loans	$21,218	$23,882	-11.2%	$22,313
Allowance for Credit Losses on HTM Securities	7	7	0.0%	7
Total Allowance for Credit Losses	$21,225	$23,889	-11.2%	$22,320

Allowance for Unfunded Credit Commitments	$201	$101	99.3%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/22	9/30/21	Change	6/30/22
Nonperforming Loans:
Nonperforming Nonaccrual	$131	$801	-83.6%	$12
Performing Nonaccrual	66	436	-84.9%	235
Total Nonaccrual Loans	197	1,237	-84.1%	247
90+ Days Past Due Accruing Loans	769	537	43.2%	614
Total Nonperforming Loans	$966	$1,774	-45.5%	$861

Total Loans Outstanding	$979,033	$1,132,472	-13.5%	$999,768

Total Assets	7,177,025	7,403,573	-3.1%	7,222,405

Loans:
Allowance for Credit Losses on Loans	$21,218	$23,882	-11.2%	$22,313
Allowance for Credit Losses on Loans / Loans	2.17%	2.11%		2.23%
Nonperforming Loans/Total Loans	0.10%	0.16%		0.09%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/22	9/30/21	Change	6/30/22

Shareholders' Equity	$538,988	$837,953	-35.7%	$617,126
Total Assets	7,177,025	7,403,573	-3.1%	7,222,405
Shareholders' Equity/Total Assets	7.51%	11.32%		8.54%
Shareholders' Equity/Total Loans	55.05%	73.99%		61.73%
Tangible Common Equity Ratio	5.91%	9.83%		6.97%
Common Shares Outstanding	26,911	26,866	0.2%	26,896
Common Equity Per Share	$20.03	$31.19	-35.8%	$22.94
Market Value Per Common Share	52.29	56.26	-7.1%	55.66

	(shares in thousands)
			%
	Q3'2022	Q3'2021	Change	Q2'2022
Share Repurchase Programs:
Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(15)	(1)	n/m	(13)

			%
	9/30'22YTD	9/30'21YTD	Change

Total Shares Repurchased	3	4	n/m
Average Repurchase Price	$58.66	$61.09	n/m
Net Shares Issued	(45)	(59)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/22	9/30/21	Change	6/30/22
Assets:
Cash and Due from Banks	$413,665	$1,011,048	-59.1%	$753,293

Debt Securities Available For Sale:
Corporate Securities	2,138,508	2,668,389	-19.9%	2,296,853
Collateralized Loan Obligations	1,587,622	1,379,533	15.1%	1,601,333
Agency Mortgage Backed Securities	296,689	458,053	-35.2%	331,425
Securities of U.S. Government sponsored entities	272,525	-	n/m	290,725
Obligations of States and Political Subdivisions	80,987	96,603	-16.2%	86,676
Other Debt Securities Available For Sale	-	128	n/m	102
Total Debt Securities Available For Sale	4,376,331	4,602,706	-4.9%	4,607,114

Debt Securities Held To Maturity:
Agency Mortgage Backed Securities	112,371	166,955	-32.7%	121,810
Corporate Securities	720,154	-	n/m	181,316
Obligations of States and Political Subdivisions (2)	103,742	189,151	-45.2%	139,228
Total Debt Securities Held To Maturity (2)	936,267	356,106	162.9%	442,354

Loans	979,033	1,132,472	-13.5%	999,768
Allowance For Credit Losses on Loans	(21,218)	(23,882)	-11.2%	(22,313)
Total Loans, net	957,815	1,108,590	-13.6%	977,455

Premises and Equipment, net	29,756	31,603	-5.8%	30,309
Identifiable Intangibles, net	644	900	-28.4%	707
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	340,874	170,947	99.4%	289,500

Total Assets	$7,177,025	$7,403,573	-3.1%	$7,222,405

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$3,069,907	$2,988,329	2.7%	$2,987,725
Interest-Bearing Transaction	1,338,855	1,257,460	6.5%	1,303,700
Savings	1,949,711	1,894,290	2.9%	1,983,713
Time	136,783	148,882	-8.1%	140,453
Total Deposits	6,495,256	6,288,961	3.3%	6,415,591

Short-Term Borrowed Funds	76,886	119,102	-35.4%	118,167
Other Liabilities	65,895	157,557	-58.2%	71,521
Total Liabilities	6,638,037	6,565,620	1.1%	6,605,279

Shareholders' Equity:
Common Equity:
Paid-In Capital	474,732	470,711	0.9%	473,555
Accumulated Other Comprehensive (Loss) Income	(290,797)	71,284	n/m	(188,025)
Retained Earnings	355,053	295,958	20.0%	331,596
Total Shareholders' Equity	538,988	837,953	-35.7%	617,126

Total Liabilities and Shareholders' Equity	$7,177,025	$7,403,573	-3.1%	$7,222,405

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'2022	Q3'2021	Change	Q2'2022
Interest & Fee Income:
Loans	$12,208	$14,789	-17.5%	$12,331
Equity Securities	127	109	16.5%	129
Debt Securities Available For Sale	39,100	26,452	47.8%	31,764
Debt Securities Held To Maturity	6,625	2,091	216.9%	1,771
Interest-Bearing Cash	2,742	369	643.1%	2,002
Total Interest & Fee Income	60,802	43,810	38.8%	47,997

Interest Expense:
Transaction Deposits	94	101	-6.9%	91
Savings Deposits	290	272	6.6%	288
Time Deposits	86	100	-14.0%	82
Short-Term Borrowed Funds	17	19	-10.5%	22
Total Interest Expense	487	492	-1.0%	483

Net Interest Income	60,315	43,318	39.2%	47,514

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,737	3,578	4.4%	3,687
Merchant Processing Services	2,925	3,159	-7.4%	3,374
Debit Card Fees	1,594	1,740	-8.4%	1,709
Trust Fees	810	839	-3.5%	809
ATM Processing Fees	594	573	3.7%	469
Other Service Fees	463	475	-2.6%	480
Financial Services Commissions	79	95	-16.8%	118
Life Insurance Gains	923	-	n/m	-
Other Noninterest Income	693	823	-15.8%	618
Total Noninterest Income	11,818	11,282	4.8%	11,264

Noninterest Expense:
Salaries and Benefits	11,311	11,813	-4.2%	11,412
Occupancy and Equipment	5,064	4,759	6.4%	4,856
Outsourced Data Processing	2,434	2,429	0.2%	2,423
Limited Partnership Operating Losses	1,431	620	130.8%	1,431
Professional Fees	582	724	-19.6%	736
Courier Service	671	534	25.7%	661
Other Noninterest Expense	3,274	3,818	-14.2%	3,110
Total Noninterest Expense	24,767	24,697	0.3%	24,629

Income Before Income Taxes	47,366	29,903	58.4%	34,149
Income Tax Provision	12,606	7,840	60.8%	8,835
Net Income	$34,760	$22,063	57.5%	$25,314

Average Common Shares Outstanding	26,906	26,866	0.1%	26,889
Diluted Common Shares Outstanding	26,916	26,875	0.2%	26,901

Per Common Share Data:
Basic Earnings	$1.29	$0.82	57.3%	$0.94
Diluted Earnings	1.29	0.82	57.3%	0.94
Dividends Paid	0.42	0.41	2.4%	0.42

			%
	9/30'22YTD	9/30'21YTD	Change
Interest & Fee Income:
Loans	$37,481	$44,434	-15.6%
Equity Securities	384	329	16.7%
Debt Securities Available For Sale	99,430	77,822	27.8%
Debt Securities Held To Maturity	10,040	7,051	42.4%
Interest-Bearing Cash	5,223	766	581.9%
Total Interest & Fee Income	152,558	130,402	17.0%

Interest Expense:
Transaction Deposits	273	283	-3.5%
Savings Deposits	861	785	9.7%
Time Deposits	249	330	-24.5%
Short-Term Borrowed Funds	67	53	26.4%
Total Interest Expense	1,450	1,451	-0.1%

Net Interest Income	151,108	128,951	17.2%

Provision for Credit Losses	-	-	n/m

Noninterest Income:
Service Charges	11,006	10,117	8.8%
Merchant Processing Services	8,922	8,998	-0.8%
Debit Card Fees (1)	6,175	5,132	20.3%
Trust Fees	2,462	2,467	-0.2%
ATM Processing Fees	1,514	1,792	-15.5%
Other Service Fees	1,392	1,435	-3.0%
Financial Services Commissions	314	260	20.8%
Life Insurance Gains	923	-	n/m
Securities Gains	-	34	n/m
Other Operating	1,950	2,268	-14.0%
Total Noninterest Income	34,658	32,503	6.6%

Noninterest Expense:
Salaries and Benefits	34,643	36,575	-5.3%
Occupancy and Equipment	14,666	14,447	1.5%
Outsourced Data Processing	7,294	7,244	0.7%
Limited Partnership Operating Losses	4,293	1,820	135.9%
Professional Fees	2,054	2,496	-17.7%
Courier Service	1,914	1,605	19.3%
Other Operating	9,407	9,707	-3.1%
Total Noninterest Expense	74,271	73,894	0.5%

Income Before Income Taxes	111,495	87,560	27.3%
Income Tax Provision	28,805	22,771	26.5%
Net Income	$82,690	$64,789	27.6%

Average Common Shares Outstanding	26,889	26,851	0.1%
Diluted Common Shares Outstanding	26,901	26,868	0.1%

Per Common Share Data:
Basic Earnings	$3.08	$2.41	27.8%
Diluted Earnings	3.07	2.41	27.4%
Dividends Paid	1.26	1.23	2.4%

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $7 thousand at September 30, 2022, June 30, 2022 and September 30, 2021.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.